                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 8, 2002
                                                        -----------------

                               KOGER EQUITY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)

          1-9997                                          59-2898045
-------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

      433 PLAZA REAL, SUITE 335
         BOCA RATON, FLORIDA                                           33432
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
              ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

ITEM 9.  REGULATION FD DISCLOSURE

Koger Equity, Inc. announced today the tax treatment of its dividend distributions to shareholders made with respect to the 2001 tax year as more particularly described in its News Release, dated February 8, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

         EXHIBIT
         NUMBER        DESCRIPTION OF EXHIBIT
         -------       ----------------------
             99        Koger Equity, Inc. News Release, dated February 8, 2002.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KOGER EQUITY, INC.




         Dated:  February 8, 2002            By: /S/ James L. Stephens
                                                -------------------------------
                                                    James L. Stephens
                                             Title: Vice President and
                                                    Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

         EXHIBIT
         NUMBER        DESCRIPTION OF EXHIBIT
         --------      ----------------------
           99          Koger Equity, Inc. News Release, dated February 8, 2002.


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